[GRAPHIC OMITTED]

(LOGO)
THE GABELLI
EQUITY TRUST INC.

[GRAPHIC OMITTED]

FIRST QUARTER REPORT
MARCH 31, 2001

(LOGO)

THE GABELLI
EQUITY TRUST INC.

[GRAPHIC OMITTED]

Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                [GRAPHIC OMITTED]
                                   STATE FLAGS

INVESTMENT OBJECTIVE:


The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

(LOGO)
THE GABELLI
EQUITY TRUST INC.
[GRAPHIC OMITTED]

TO OUR SHAREHOLDERS,

      A rapidly decelerating economy and widespread corporate earnings distress continued to plague the stock market in the first quarter of 2001. Richly valued growth sectors, particularly technology, sustained most of the damage early in the quarter. But, in March, more reasonably priced sectors were dragged lower as equity investors headed for the exits.

      Buoyed by the strong relative performance of media and selected industrial stocks, and takeover profits from one of our largest portfolio holdings, The Gabelli Equity Trust (the "Trust") was able to preserve shareholder capital in this truly miserable stock market environment.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Trust's net asset value ("NAV") total return declined 4.28% after adjusting for the reinvestment of the $0.27 per share distribution paid on March 26, 2001 and an adjustment of $0.56 per share attributable to the intrinsic value of the rights distributed during this period. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 11.85%, 25.51%, and 8.02%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Trust fell 10.02% over the trailing twelve-month period after adjusting for the reinvestment of the $1.31 per share in distributions and an adjustment of $0.56 per share attributable to the rights offering. The S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average declined 21.67%, 59.76%, and 8.06%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Trust's total return averaged 6.89% annually, including reinvestments of $2.48 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust. The S&P 500 Index and Nasdaq Composite Index declined 3.88% and 13.53%, respectively, while the Dow Jones Industrial Average rose 2.10%, over the same two-year period. For the five-year period ended March 31, 2001, the Trust's total return averaged 12.04% annually, including reinvestments of $5.71 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of The Gabelli Utility Trust, versus average annual total returns of 14.18%, 10.81%, and 14.10% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended March 31, 2001, the Trust's total return averaged 12.70% annually, including reinvestments of $11.05 per share in distributions, adjustments of $2.21 per share attributable to rights offerings, and adjustments of $1.50 per share attributable to the spin-off of The Gabelli Utility Trust and The Gabelli Global Multimedia Trust, versus average annual total returns of 14.41%, 14.33%, and 15.62% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on August 21, 1986 through March 31, 2001, the Trust had a cumulative total return of 505.80%, including adjustments of $19.43 per share for distributions, rights offerings, spin-offs and taxes paid on undistributed long term capital gains, which equates to an average annual total return of 13.11%.

INVESTMENT RESULTS (a)


                                                                  Quarter
                                               -------------------------------------------
                                                1st         2nd          3rd           4th         Year
                                               -------------------------------------------------------
  2001:   Net Asset Value ..................   $9.64         --           --            --          --
          Total Return .....................   (4.3)%        --           --            --          --
------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..................  $12.68       $12.07       $11.71       $10.89       $10.89
          Total Return .....................    1.7%        (2.7)%       (0.7)%       (2.7)%       (4.4)%
------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..................  $11.64       $12.58       $11.11       $12.75       $12.75
          Total Return .....................    3.7%        10.5%        (4.3)%       18.0%        29.5%
------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ..................  $12.60       $12.35       $10.29       $11.47       $11.47
          Total Return .....................   11.2%         0.2%       (14.6)%       15.1%         9.5%
------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ..................   $9.68       $10.73       $11.49       $11.56       $11.56
          Total Return .....................    1.7%        13.6%         9.5%         3.1%        30.5%
------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ..................  $10.14       $10.10        $9.72        $9.77        $9.77
          Total Return .....................    4.6%         2.2%        (1.2)%        3.2%         9.0%
------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ..................   $9.71        $9.92       $10.65        $9.95        $9.95
          Total Return .....................    5.3%         4.7%         7.4%         1.9%        20.6%
------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ..................  $10.66       $10.42       $10.80        $9.46        $9.46
          Total Return .....................   (2.9)%        0.1%         6.1%        (2.5)%        0.5%
------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ..................  $11.02       $11.33       $11.39       $11.23       $11.23
          Total Return .....................    6.5%         5.1%         7.5%         1.7%        22.4%
------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ..................  $10.84       $10.47       $10.42       $10.58       $10.58
          Total Return .....................    4.5%        (1.1)%        5.5%         4.6%        14.2%
------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ..................  $11.29       $10.91       $10.90       $10.61       $10.61
          Total Return .....................   10.0%        (1.2)%        2.2%         4.7%        16.2%
------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ..................  $11.96       $11.96       $10.07       $10.49       $10.49
          Total Return .....................   (8.5)%        2.1%       (13.8)%        8.4%       (12.7)%
------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ..................  $12.80       $13.94       $14.37       $13.34       $13.34
          Total Return .....................   16.6%        10.9%         4.9%        (1.8)%       33.2%
------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ..................  $10.56       $11.27       $11.15       $11.22       $11.22
          Total Return .....................    7.5%         6.7%         1.5%         4.4%        21.5%
------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ..................  $10.80       $11.62       $11.58        $9.82        $9.82
          Total Return .....................   16.5%         7.6%         4.7%       (10.7)%       17.1%
------------------------------------------------------------------------------------------------------------
  1986:   Net Asset Value ..................    --           --          $9.37        $9.40        $9.40
          Total Return .....................    --           --           0.3% (b)     0.3%         0.6% (b)
------------------------------------------------------------------------------------------------------------

            AVERAGE ANNUAL RETURNS - MARCH 31, 2001

                        NAV Average      Average Annual
                          Annual           Investment
                        Return (a)         Return (c)
                        ----------         ----------

  1 Year .............   (10.02)%            4.35%
  5 Year .............    12.04%            15.28%
  10 Year ............    12.70%            14.17%
  Life of Fund (b) ...    13.11%            13.38%

(a) Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long term capital gains, and are net of expenses. Life of Fund return based on initial net asset value of $9.34. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on August 21, 1986.

(c) Life of Fund return based on initial offering price of $10.00. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains.

                                                               [GRAPHIC OMITTED]

      The Trust's common shares ended the first quarter at $10.69 per share on the New York Stock Exchange, a premium to the net asset value of 10.89% and a total return of 1.07% for the first quarter. The Trust's common shares rose 4.35% over the trailing twelve-month period after adjusting for all distributions and the rights offering.

RIGHTS OFFERING 2001 - AN OUTSTANDING SUCCESS - THANK YOU

      The Equity Trust Rights Offering proved once again to be an overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

      Shareholders of record on January 10, 2001 were issued one Right for each share of the Trust. Six Rights were required to purchase one additional share of the Trust at $7 per share without incurring commission costs. Shareholders remitted over $226 million in subscription requests, of which the Trust retained $126 million for the 18,114,735 shares offered. This compares favorably to our four previous Rights Offerings in 1991, 1992, 1993 and 1995.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have regained a portion of the ultimate decline in the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights submitted by shareholders in the open market through Gabelli & Company, Inc. at a nominal commission through February 12, 2001.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

COMMENTARY

MONETARY POLICY + FISCAL POLICY + LEVELING OF ENERGY + ROUND OF INVENTORY CORRECTIONS = CONSUMER LEAD ECONOMIC RECOVERY AND EARNINGS GAINS IN 2002

      Federal Reserve Board ("Fed") Chairman Alan Greenspan was a superhero to Wall Street through a decade-long economic expansion and bull market. Suddenly, he is on the verge of becoming public enemy number one, raising interest rates too aggressively when the economy and stock market were roaring, and failing to reverse course fast enough as the economy flagged and the stock market went into a tailspin. In reality, Mr. Greenspan has always been a mere mortal, and a very smart guy who has done a good job tuning monetary policy to the natural rhythms of the business cycle.

      It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall

Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon.

YES VIRGINIA, THERE IS A BUSINESS CYCLE

      Where are we today? Where are we headed tomorrow? Most of us with gray hair (or no hair) have been around long enough to recognize an old-fashioned inventory correction when we see one. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off. This is Economics 101. The only difference in this otherwise classic inventory correction is that it developed much quicker than most expected and had an exaggerated impact on a grossly overvalued stock market.

AND THE QUESTION IS ...

      Let us revisit what we articulated in our 2000 annual report. "OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS."

      In our opinion, this inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.

MARKET LIMBO--HOW LOW CAN IT GO?

      Just because we see light at the end of the economic tunnel, does not mean the market has bottomed. Investors overreact to good and bad news. We will continue to see some bad economic news over the next several quarters such as rising unemployment and concerns over the dollar imbalance. So, we suggest that investors keep their seat belts buckled in expectation of further market turbulence, while we invest in terrific opportunities that Mr. Market has provided.

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              EURO VS. U.S. DOLLAR

           1999             2000          2001
Jan        1.18             1.02          0.95
           1.18             1.03          0.95
           1.16             1.03          0.95
           1.17             1.03          0.95
           1.16             1.03          0.95
           1.15             1.03          0.94
           1.15             1.03          0.94
           1.17             1.03          0.95
           1.17             1.03          0.95
           1.16             1.01          0.94
           1.16             1.01          0.94
           1.16             1.01          0.93
           1.16             1.01          0.94
           1.16             1.01          0.94
           1.16             1.00          0.94
           1.16             1.00          0.94
           1.15             1.00          0.93
           1.14             0.99          0.92
           1.14             0.98          0.92
           1.13             0.98          0.92
Feb        1.13             0.97          0.93
           1.13             0.98          0.93
           1.13             0.99          0.94
           1.13             0.98          0.94
           1.13             0.98          0.94
           1.13             0.99          0.93
           1.13             0.99          0.93
           1.13             0.99          0.92
           1.13             0.98          0.93
           1.12             0.98          0.93
           1.12             0.98          0.92
           1.12             0.98          0.92
           1.11             0.99          0.91
           1.10             0.99          0.92
           1.10             1.01          0.92
           1.10             1.00          0.91
           1.11             0.99          0.91
           1.10             0.98          0.91
           1.09             0.97          0.91
           1.09             0.96          0.91
           1.09             0.97          0.91
Mar        1.08             0.96          0.92
           1.08             0.96          0.93
           1.09             0.96          0.93
           1.09             0.96          0.93
           1.10             0.96          0.93
           1.09             0.97          0.93
           1.09             0.97          0.93
           1.09             0.96          0.93
           1.09             0.96          0.93
           1.10             0.97          0.92
           1.10             0.97          0.91
           1.09             0.97          0.90
           1.09             0.97          0.89
           1.09             0.97          0.90
           1.09             0.96          0.91
           1.09             0.97          0.90
           1.07             0.97          0.89
           1.07             0.96          0.89
           1.07             0.96          0.90
           1.08             0.95          0.89
           1.08             0.96          0.89
           1.08             0.96          0.88
           1.07             0.96          0.88
Apr        1.08             0.96          0.88
           1.08             0.96          0.89
           1.08             0.96          0.90
           1.08             0.96          0.90
           1.08             0.96          0.90
           1.08             0.96          0.90
           1.08             0.96          0.89
           1.07             0.95          0.89
           1.07             0.96          0.89
           1.06             0.96          0.89
           1.06             0.95          0.88
           1.06             0.94          0.88
           1.06             0.94          0.89
           1.06             0.94          0.90
           1.06             0.94          0.90
           1.06             0.93          0.89
           1.06             0.92          0.90
           1.06             0.91          0.90
           1.06             0.91          0.89
           1.06             0.91          0.89
           1.06             0.91          0.89
           1.07             0.89          0.89
May        1.08             0.89          0.89
           1.08             0.90          0.89
           1.08             0.90          0.89
           1.07             0.90          0.88
           1.07             0.91
           1.06             0.90
           1.07             0.91
           1.07             0.91
           1.07             0.91
           1.06             0.89
           1.06             0.90
           1.06             0.89
           1.06             0.90
           1.06             0.90
           1.05             0.91
           1.04             0.91
           1.04             0.93
           1.04             0.93
           1.04             0.93
           1.04             0.93
           1.03             0.94
           1.03             0.95
Jun        1.04             0.96
           1.05             0.96
           1.05             0.95
           1.05             0.95
           1.04             0.95
           1.04             0.96
           1.03             0.96
           1.03             0.95
           1.04             0.96
           1.03             0.96
           1.03             0.96
           1.03             0.95
           1.04             0.94
           1.04             0.94
           1.04             0.94
           1.03             0.94
           1.03             0.94
           1.02             0.95
           1.02             0.95
           1.02             0.95
           1.02             0.95
           1.02             0.95
Jul        1.02             0.95
           1.01             0.95
           1.02             0.95
           1.02             0.94
           1.02             0.93
           1.02             0.94
           1.02             0.94
           1.04             0.93
           1.05             0.92
           1.05             0.93
           1.05             0.93
           1.07             0.93
           1.06             0.94
           1.06             0.94
           1.07             0.93
           1.07             0.92
           1.07             0.93
           1.07             0.92
           1.08             0.91
           1.08             0.90
           1.08             0.91
           1.07             0.91
Aug        1.08             0.90
           1.07             0.90
           1.06             0.91
           1.06             0.90
           1.06             0.90
           1.05             0.91
           1.05             0.91
           1.06             0.92
           1.07             0.91
           1.06             0.90
           1.05             0.90
           1.05             0.90
           1.04             0.90
           1.05             0.90
           1.04             0.90
           1.06             0.90
           1.06             0.89
           1.07             0.89
           1.06             0.90
           1.06             0.89
           1.06             0.87
           1.05             0.87
Sep        1.04             0.87
           1.04             0.86
           1.04             0.86
           1.04             0.86
           1.04             0.86
           1.04             0.86
           1.04             0.85
           1.05             0.85
           1.05             0.85
           1.04             0.86
           1.05             0.88
           1.04             0.87
           1.05             0.88
           1.06             0.88
           1.06             0.88
           1.07             0.88
           1.07             0.88
           1.07             0.87
           1.07             0.87
           1.07             0.87
           1.06             0.87
Oct        1.07             0.87
           1.08             0.87
           1.08             0.86
           1.09             0.86
           1.09             0.85
           1.08             0.85
           1.08             0.84
           1.08             0.84
           1.07             0.84
           1.07             0.84
           1.06             0.84
           1.05             0.83
           1.05             0.83
           1.05             0.84
           1.05             0.84
           1.05             0.85
           1.05             0.86
           1.04             0.86
           1.04             0.86
           1.04             0.86
           1.04             0.86
Nov        1.04             0.86
           1.03             0.86
           1.03             0.86
           1.03             0.86
           1.04             0.86
           1.03             0.85
           1.03             0.85
           1.03             0.85
           1.03             0.85
           1.02             0.84
           1.01             0.84
           1.01             0.84
           1.01             0.85
           1.01             0.85
           1.00             0.86
           1.00             0.87
           1.03             0.88
           1.02             0.89
           1.03             0.88
           1.02             0.89
Dec        1.02             0.89
           1.01             0.88
           1.01             0.88
           1.01             0.88
           1.02             0.88
           1.01             0.89
           1.01             0.90
           1.01             0.89
           1.01             0.89
           1.02             0.91
           1.01             0.91
           1.01             0.92
           1.01             0.93
           1.00             0.93
           1.00             0.94
           1.01

      Today, we can buy pieces of terrific businesses run by good managers at 3, 4, and 5 times free cash flow. We believe we can earn good long-term returns as these businesses grow and periodically receive windfall profits as corporate acquirers take advantage of portfolio bargains.

GREAT EXPECTATIONS

      Although we believe the stock market will rebound in the second half and continue to deliver better long-term returns than other asset classes, we caution investors not to expect too much. Over the next decade, we see Gross World Product ("GWP") growing 3.0% to 3.5% annually with inflation running at 2% to 3%. Companies are still cutting costs and improving productivity. So, on a secular basis, we think 8% to 9% average annualized earnings gains are realistic. However, going forward, we do not expect equity returns to nearly double earnings gains as they did over the last decade. We think it is more likely for stock returns to approximate earnings growth. This may be disappointing to a generation of investors who have become accustomed to annual percentage gains in the mid to high teens. But, to put it in perspective, it translates into 20,000 on the Dow Jones Industrial Average in ten years. We suggest that doubling your money over the next decade is not such a bad deal.

COURT TV

      On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that federal regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller Community Access Television and cable network stocks, which are likely targets in the next round of consolidation in the industry.

      The court's decision may be the death knell for other restrictive Federal Communications Commission ("FCC") regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.

ADDITIONAL CATALYSTS

      Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long-term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals, particularly those focusing on the long ignored and undervalued small cap sector, should receive more support from Wall Street going forward. We believe this will benefit value-oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years - impacting reported earnings. Under the new proposal by the FASB (which is still being drafted by the FASB), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down when necessary. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               U.S. DEAL ACTIVITY
                                   $ BILLIONS

 1991     1992     1993     1994    1995     1996     1997      1998     1999      2000
 $135     $150     $234     $340    $511     $652     $919     $1,620   $1,745    $1,833

      An added element spurring on Mergers & Acquisitions ("M&A") activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under HSR. Effective February 1, 2001, this "bar" has been raised to $50 million - permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.
      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's Profit & Loss ("P&L"), creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

                                                FLOW OF FUNDS ($ Billions)


   SOURCES                                                            1997       1998      1999       2000
                                                                     -----     ------    ------     ------
   U.S. Deals                                                         $919     $1,620    $1,745     $1,833
   Stock Buybacks                                                      181        207       176        227
   Mutual Funds                                                        232        159       222        297
   Dividends                                                           335        352       371        400
                                                                     -----     ------    ------     ------
   TOTAL SOURCES:                                                   $1,667     $2,338    $2,514     $2,757
                                                                    ======     ======    ======     ======
   SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

                                                  2001 COMPLETED DEALS

                                         NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                       OF SHARES (a)  PER SHARE (b)    PRICE (c)   CLOSING DATE   % RETURN (d)
   ------------                       -------------  -------------    ---------   ------------   ------------
   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   Time Warner Inc.                     285,000          30.67          71.19       01/12/01       132.12%
   Telefonos de Mexico SA, Cl. L, ADR    36,000          10.82          32.66       02/08/01       201.85%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Cablevision Systems Corp., Cl. A     420,000          11.28          83.36       03/30/01       639.01%
-------------------------------------------------------------------------------------------------------------

   (a) Number of shares held by the Fund on the final day of trading for the issuer.
   (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
   (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
   (d) Represents average estimated return based on average cost per share and closing price per share.

       NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF
       HOLDINGS.

REPUBLICANS TO THE RESCUE

      Putting aside political preferences and other important political issues, Republican George W. Bush's victory may foreshadow a period of relaxed federal regulation. We believe that the new Federal Trade Commission ("FTC") Chairman will be somewhat less sensitive to antitrust issues, and the Justice Department will be somewhat more reluctant to prosecute companies whose business success has translated into dominant market shares. We are not suggesting monopolies are a good thing. In fact, we hope the government continues to protect American consumers from the abuses that can result from too much pricing power being concentrated in too few hands. However, we are now in a truly global marketplace in which technology continues to knock down competitive barriers. We do not think it is productive to handcuff large American companies trying to improve their competitive position on the global economic stage.

INTERNATIONAL OUTLOOK

      A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of The Gabelli Global Opportunity Fund. Caesar's thoughts on international markets and global economies are provided below:

      The last year has been a humbling experience for many portfolio managers. Certainly it has been for this one. Losing money is not fun, but a loss is only realized when a position is sold. We do not think this is a time for selling. On the contrary, markets have suffered a very nasty but probably necessary cleansing. We believe that this is a good time to be committing assets to both Europe and Japan. The long-term bullish case for Europe remains unchanged. European companies are becoming more competitive as the cost of doing business on a pan-European basis declines.
Governments are cutting taxes and instituting reforms, which will result in increased savings and investment at the retail level. The introduction of the Euro will result in a more efficient capital market.

      We believe Japan offers some interesting investment opportunities. The necessity of meaningful reform is overwhelming and we believe this has been recognized by the Japanese authorities. For example, the text of the recent Bank of Japan statement, in which they announced a return to the zero interest rate policy on March 19, 2001, is revealing. It reads, "in order to make this monetary easing totally effective in restoring Japan's economy on a sustainable growth path, progress in structural reforms with respect to the financial system...is essential...The Bank OF Japan strongly hopes that decisive action be taken to address fundamental problems...under a strong leadership of thE government of Japan." We expect that Japan's new Prime Minister will undertake meaningful structural reforms.

      This portion of the Trust's portfolio invests in established companies in developed markets outside the United States. We look for companies that have the ability to grow faster than the average. We favor companies whose business has a competitive advantage, franchise business, large market share and a high barrier to entry. We like to back managements that have a stake in the company and who have a strong track record. And finally we look for companies that are self-financing and have a strong balance sheet.

      These criteria tend to result in the portfolio not having a very heavy exposure to the technology sector. Most technology companies do not maintain market leadership for an extended period of time, and those that do are mostly American. There are exceptions such as Nokia, which has built a global brand, and Rohm, a Japanese electronic components company. We own shares in both these companies. So although we mostly avoided the sell off in this sector, some of our media, telecommunications and consumer durable holdings performed just as poorly.

      These companies have a strong franchise, limited competition and generate free cash flow. However, the shares have been beaten down to levels that we believe are very attractive. Maybe the market has been a little indiscriminate in its treatment of some companies within the Technology, Media and Telecommunications sector.

      The contrast between the actions taken by the Fed and the lack of action from the European Central Bank ("ECB") is stark. Since the start of 2001, the Fed has reduced short-term rates by 200 basis points to 4.50%. The Fed cited weak capital expenditures and the effect that this and the fall in the stock market might have on the American consumer as reasons to be so aggressive. The ECB, during the same time frame, has stood pat and done nothing. This is despite signs of a slowdown that are appearing all over Europe. Instead, the ECB has concentrated its statements on the high and rising level of inflation in Europe. Inflation in Europe is running at about 2.8% and short-term interest rates are 4.75%. Are conditions in Europe so different than the U.S.? The capital expenditure excesses were less pronounced in Europe. Clearly, Europeans are less exposed to the stock market and their personal savings levels are higher than their American counterparts, but it's hard to believe that a slowdown in the U.S. will not have some impact on Europe -- especially corporate Europe.

      Looking ahead, the balance of probabilities point to the ECB lowering rates from their current level. This should help to support the equity market in general and growth stocks in particular. A recovery in European equity markets could also be accompanied by a strengthening Euro, which will bolster returns for an U.S. dollar investor.

HOW MUCH IS THAT DOGGIE IN THE WINDOW?

      When you buy great businesses at bargain prices, takeover lightning will bolster returns. Sometimes lightning strikes a bunch of smaller portfolio trees. This quarter it hit one of our largest positions, Ralston Purina, which on January 16, 2001 agreed to be acquired by Nestle for $33.50 per share.

      In recent years, while all Wall Street's analytical expertise (a new oxymoron?) was focused on technology, we were studying more prosaic businesses -- the kind of things you didn't need an advanced computer sciences degree from MIT to understand. When we started researching the pet products industry, we saw positive growth demographics and some wonderful companies trading at very attractive valuations. Among our favorites was Ralston Purina, the number one pet-food company in the world. The Ralston Purina/Nestle deal is scheduled to close by the end of this year, with a takeout premium approximately twice that of the Trust's average cost; proving that the best investments are often right under your nose, or in this case, digging holes in the backyard or scratching the living room furniture.

INVESTMENT SCORECARD

      Among  this  quarter's  best  performers   were   telecommunications/cable
television giant AT&T, small group broadcaster Gray Communications, broadcaster/newspaper publisher Media General, and auto parts manufacturers Standard Motor Products, Modine, Sealed Air, Dana, and GenCorp. Services conglomerate Cendant also generated solid returns. There was a definite "worst to first" flavor to the first page of our performance rankings list, with some beaten down portfolio companies rebounding strongly.

      The reverse characterized our biggest losers list, with wireless services provider Nextel Communications and financial services giant American Express retreating after strong gains in recent years.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BERKSHIRE HATHAWAY INC. (BRK'A - $65,450 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $37 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 19% of revenues while General Re, the fourth largest reinsurer globally, contributes 30% of revenues.

CABLEVISION SYSTEMS CORP. (CVC - $83.36 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30th, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $26.00
- NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.25 - NYSE), through its 80% ownership of BHC Communications (BHC - $121.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $113.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, 2000, News Corp. (NWS - $31.40
- NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition, and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

MEDIA GENERAL INC. (MEG'A - $46.10 - AMEX) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the Richmond Times-Dispatch, the Winston-Salem Journal, The Tampa Tribune, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $58.10 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

UNITED TELEVISION INC. (UTVI - $113.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.25 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $121.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, 2000, News Corp. (NWS - $31.40 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

VIACOM INC. (VIA - $44.50 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Trust distributed $0.27 per share on March 26, 2001. The next distribution is scheduled for June 2001.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on March 26, 2001 of $0.453125 per share. For the twelve-months ended March 31, 2001, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                   WHO                       WHEN
                   ---                       ----
Special Chats:     Mario J. Gabelli          First Monday of each month
                   Howard Ward               First Tuesday of each month

In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                                    MAY                       JUNE                      JULY
                                    ---                       ----                      ----
1st Wednesday                       Ivan Arteaga              Caesar Bryan              July 4th - Holiday
2nd Wednesday                       Walter Walsh              Kellie Stark              Charles Minter
3rd Wednesday                       Jeff Fahrenbruch          Ivan Arteaga              Walter Walsh
4th Wednesday                       Tim O'Brien               Barbara Marcin            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.
      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      There is still a business cycle that impacts corporate profits. When earnings disappoint, the most richly valued stocks decline the most. These simple economic/investment truths should be self-evident. We believe we are in the midst of what will prove to be a relatively short-lived inventory correction and that corporate earnings will begin recovering next year. If history is to be the prologue to the future, the stock market should begin anticipating a profit recovery later this year. In the interim, the market will remain volatile, frightening off inexperienced equity investors. Savvy investors will hold the fort, recognizing that buying good businesses at reasonable prices will be satisfactorily rewarding over the long term.

                                                   Sincerely,

                                                   /s/  MARIO J. GABELLI

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
May 8, 2001

                                TOP TEN HOLDINGS
                                 MARCH 31, 2001

Chris-Craft Industries Inc.
Telephone & Data Systems Inc.
Viacom Inc.
Cablevision Systems Corp.
United Television Inc.

Ralston Purina Group
Liberty Media Group
Media General Inc.
Berkshire Hathaway Inc.
Telecom Italia SpA

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                          QUARTER ENDED MARCH 31, 2001
                                   (UNAUDITED)

                                                OWNERSHIP AT
                                                  MARCH 31,
                                      SHARES        2001
                                      -------   ------------

NET PURCHASES
COMMON STOCKS
America Movil, SA de CV, ADR (a)        45,000     45,000
AOL Time Warner Inc. (b) ........      380,000    380,000
Apogent Technologies Inc. .......       33,000     34,000
ArvinMeritor Inc. ...............        7,000     20,000
AT&T Canada Inc., Cl. B .........        6,000     10,000
AT&T Corp. ......................      270,006    640,000
BAE Systems plc .................       25,000    125,000
BroadWing Inc. ..................        3,000     25,000
Burlington Resources Inc. .......       20,000    130,000
Cadbury Schweppes plc, ADR ......        1,000      1,000
Capcom Co. Ltd. .................       10,000     20,000
Cendant Corp. ...................       80,000    200,000
Compass Group plc (c) ...........      150,940    150,940
Conoco Inc., Cl. A ..............        5,000    155,000
Corn Products International Inc.         5,000     90,000
Corning Inc. ....................       30,000     30,000
Crane Co. .......................      120,000    270,000
CRH plc .........................       22,500    112,500
EMC Corp. .......................       10,000     10,000
First Union Corp. ...............       15,000    125,000
General Motors Corp., Cl. H .....        4,000    180,323
Gerber Scientific Inc. ..........        5,000    110,000
Gillette Co. ....................       70,000    250,000
Gray Communications
   Systems Inc., Cl. B ..........        7,000      7,000
Heinz (H.J.) Co. ................        7,000     22,000
Hercules Inc. ...................       70,000     70,000
Litton Industries Inc. ..........       80,000    100,000
Loral Space & Communications Ltd.       20,000    160,000
Lucent Technologies Inc. ........       30,000     70,000
Lufkin Industries Inc. ..........        7,500     60,000
Mattel Inc. .....................       20,000     65,000
MGM Mirage Inc. .................       15,000     20,000
Midas Inc. ......................       20,000     90,000
Molex Inc., Cl. A ...............        5,000      9,000
Morgan (J.P.) Chase & Co. Inc. (d)      48,100     48,100
Motorola Inc. ...................       10,000     50,000
National Presto Industries Inc. .        2,000     42,000
Newmont Mining Corp. ............       35,000    105,000
Nextel Communications Inc., Cl. A       75,000    100,000
Nikko Securities Co. Ltd. .......       16,500    116,500
Nokia Corp., Cl. A, ADR .........        5,000     27,000
Northeast Utilities .............       15,000     65,000
PepsiAmericas Inc. (e) ..........      491,595    491,595
Philips Electronics NV ..........       10,000     26,640
Placer Dome Inc. ................       25,000     50,000
Powertel Inc. (f) ...............        5,038      5,038
Procter & Gamble Co. ............      110,000    110,000
Ralston Purina Group ............      175,000    800,000
Rogers Wireless Communications Inc.,
   Cl. B ........................       33,000     73,000
Rohm Co. Ltd. ...................        3,100      5,100
Shimano Inc. ....................       20,000     20,000

                                                 OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES        2001
                                       -------   ------------

SJW Corp. .......................          100      3,000
Sodexho Marriott Services Inc. ..        1,000      1,000
Sony Corp., ADR .................        2,000     34,000
Stanley Electric Co. Ltd. .......       30,000     72,000
Sulzer AG .......................        3,000      3,000
Sybron Dental Specialties Inc. ..        9,667     10,000
Takeda Chemical Industries Ltd. .        4,000     18,000
Telefonica SA, ADR (g) ..........       10,300    265,250
Telefonica SA, BDR (g) ..........          631     16,257
THK Co. Ltd. ....................        6,000     35,000
Thomas & Betts Corp. ............       88,000    200,000
Tootsie Roll Industries Inc. (h)         2,937    100,831
UCAR International Inc. .........        5,500     70,000
UnitedGlobalCom Inc., Cl. A .....       70,000    130,000
UtiliCorp United Inc. (i) .......        5,000      5,000
VoiceStream Wireless Corp. (f) ..        3,037      4,992
Westvaco Corp. ..................        2,000    102,000
Willamette Industries Inc. ......       57,800    180,000
Wrigley (Wm.) Jr. Co. (j) .......       76,000    152,000
XO Communications Inc., Cl. A ...        7,000     15,000

RIGHTS
Rogers Wireless Communications
  Inc.(k) .......................       73,000     73,000

                                      PRINCIPAL
                                       AMOUNT
                                      ---------
CORPORATE BONDS
Hilton Hotels Corp., Sub. Deb. Cv.
5.00%, 05/15/06 .................    $  30,000   $230,000

NET SALES
COMMON STOCKS
ACNielsen Corp. .................     (100,000)       --
Albertson's Inc. ................      (65,100)   155,000
Allstate Corp. ..................      (10,000)   100,000
ALLTEL Corp. ....................      (30,000)    30,000
Amphenol Corp., Cl. A ...........       (4,500)   125,000
AMR Corp. .......................       (1,000)    72,000
Block (H&R) Inc. ................      (65,000)    25,000
Cablevision Systems Corp., Cl. A       (95,000)   420,000
Carter--Wallace Inc. ............       (5,000)   515,000
Coldwater Creek Inc. ............       (2,000)    14,000
Computer Associates International
  Inc ...........................      (25,000)    15,000
Credit Suisse Group .............       (6,000)        --
Curtiss--Wright Corp. ...........       (2,000)    98,000
DDI Corp. .......................          (89)        --
Delphi Automotive Systems Corp. .       (5,000)    70,000
Fortune Brands Inc. .............      (10,000)    90,000
France Growth Fund Inc. .........       (6,408)    18,592
General Mills Inc. ..............      (25,000)   135,000
Genuine Parts Co. ...............       (5,000)   195,000
Genuity Inc. ....................      (10,000)   150,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                          QUARTER ENDED MARCH 31, 2001
                                   (UNAUDITED)

                                                 OWNERSHIP AT
                                                   MARCH 31,
                                       SHARES        2001
                                       -------   ------------

NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Gray Communications Systems Inc.        (4,500)    33,000
Hilton Hotels Corp. .............      (13,000)   550,000
Honeywell Inc. ..................      (93,000)        --
Ingersoll--Rand Co. .............      (30,000)    20,000
Keebler Foods Co. ...............      (21,800)        --
Lehman Brothers Holdings Inc. ...      (42,000)        --
MCN Energy Group Inc. ...........      (70,000)    30,000
Meredith Corp. ..................       (3,000)   125,000
Morgan (J.P.) & Co. Inc. (d) ....      (13,000)        --
National Service Industries Inc.        (5,000)   125,000
Navistar International Corp. ....      (10,000)   430,000
Neiman Marcus Group Inc., Cl. B .      (30,000)   320,000
Nortek Inc. .....................       (6,000)   144,000
Obic Co. Ltd. ...................         (800)     2,500
Pacific Century CyberWorks Ltd., ADR   (20,000)    10,000
Pactiv Corp. ....................      (15,000)   180,000
Pearson plc .....................      (25,000)    57,727
PepsiCo Inc. ....................      (40,000)   280,000
Quaker Oats Co. .................      (25,000)    70,000
RAS SpA .........................      (50,000)    50,000
Rohm & Haas Co. .................      (20,000)   200,000
Ryder System Inc. ...............      (15,000)    30,000
Schibsted ASA ...................      (50,000)        --
Sealed Air Corp. ................      (20,000)     5,000
Shaw Industries Inc. ............     (400,000)        --
Societe Generale, Cl. A .........      (15,000)        --
Sony Corp. ......................       (5,000)    11,000
St. Joseph Light & Power Co. (i)       (15,000)        --
Telecom Italia SpA, ADR .........       (1,000)   123,000
Time Warner Inc. (b) ............     (285,000)        --
Tyco International Ltd. .........      (25,000)        --
Tyler Technologies Inc. .........      (25,000)    35,000
Unilever NV, New York ...........      (15,000)        --
USA Networks Inc. ...............      (25,000)   575,000
Verizon Communications ..........      (20,000)   295,000
Viacom Inc., Cl. A ..............      (20,000)   900,000
Vivendi Universal SA, ADR .......      (15,000)   205,000
Vodafone Group plc ..............      (70,000)   553,888
Waste Management Inc. ...........      (10,000)   350,000
Whitman Corp. (e) ...............     (491,595)        --

PREFERRED STOCKS
News Corp. Ltd., Pfd., ADR ......      (32,000)    10,000

------------------------------------

(a) Spinoff - 1 share of America Movil, SA de CV, ADR for every 1 share of Telefonos de Mexico SA, Cl. L, ADR
(b) Merger - 1.5 shares of AOL Time Warner Inc. for every 1 share of Time Warner Inc.
(c) Spinoff - 1 share of Compass Group plc for every 1 share of Granada Compass plc
(d) Merger - 3.7 shares of Morgan (J.P.) Chase & Co. Inc. for every 1 share of Morgan (J.P.) & Co. Inc.
(e) Merger - 1 share of PepsiAmericas Inc. for every 1 share of Whitman Corp.
(f) 0.75% stock dividend
(g) 2.00% stock dividend on (ex-date) 01/05/01 and 03/05/01
(h) 3.00% stock dividend
(i) Merger - 0.7933 shares of UtiliCorp United Inc. for every 1 share of St. Joseph Light & Power Co.
(j) 2 for 1 stock split
(k) Rights Offering - 1 Rogers Wireless Communications Inc. Right issued for every 1 share of Rogers Wireless Communications Inc., Cl. B

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS -- 86.0%
               TELECOMMUNICATIONS -- 7.9%
      8,132    Aliant Inc. ..........................   $      185,148
      7,500    Allegiance Telecom Inc.+ .............          110,625
     30,000    ALLTEL Corp. .........................        1,573,800
     10,000    AT&T Canada Inc., Cl. B+ .............          292,500
    640,000    AT&T Corp. ...........................       13,632,000
      3,333    Avaya Inc.+ ..........................           43,329
    230,000    BCE Inc. .............................        5,177,300
     33,400    Brasil Telecom Participacoes SA, ADR .        1,307,610
     25,000    BroadWing Inc.+ ......................          478,750
  2,893,090    Cable & Wireless Jamaica Ltd. ........          120,091
     95,000    Cable & Wireless plc .................          641,547
    145,000    Cable & Wireless plc, ADR ............        2,987,000
     60,000    CenturyTel Inc. ......................        1,725,000
     25,000    Citizens Communications Co. ..........          316,250
    255,466    Commonwealth Telephone
                 Enterprises Inc.+ ..................        8,813,577
     20,000    Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ...........          695,000
     35,000    Compania de Telecomunicaciones de
               Chile SA, ADR ........................          462,000
     21,600    Elisa Communications Oyj, Cl. A ......          294,065
    167,000    Embratel Participacoes SA, ADR+ ......        1,553,100
         32    Japan Telecom Co. Ltd. ...............          571,996
     10,000    Pacific Century CyberWorks Ltd., ADR+            39,500
    155,000    RCN Corp.+ ...........................          934,844
      9,655    Rogers Communications Inc., Cl. B+ ...          143,483
    110,345    Rogers Communications Inc.,
                 Cl. B, ADR+ ........................        1,637,520
    115,000    SBC Communications Inc. ..............        5,132,450
    330,000    Sprint Corp.+ ........................        7,256,700
    186,554    Tele Norte Leste Participacoes SA, ADR        3,037,099
      8,000    Telecom Argentina Stet France
                 Telecom SA, ADR ....................          124,800
    400,040    Telecom Italia SpA ...................        4,031,592
    123,000    Telecom Italia SpA, ADR ..............       12,287,700
    265,250    Telefonica SA, ADR ...................       12,705,474
     16,257    Telefonica SA, BDR+ ..................          251,401
     36,000    Telefonos de Mexico SA, Cl. L, ADR ...        1,135,440
     12,750    TELUS Corp. ..........................          278,144
     52,500    TELUS Corp., ADR .....................        1,145,298
      4,250    TELUS Corp., Non-Voting ..............           84,212
     27,500    TELUS Corp., Non-Voting, ADR .........          554,675
    295,000    Verizon Communications ...............       14,543,500
     15,000    XO Communications Inc., Cl. A+ .......          105,000
                                                           -----------
                                                           106,409,520
                                                           -----------
               BROADCASTING -- 7.6%
     50,000    Ackerley Group Inc. ..................          602,500
    336,192    Chris-Craft Industries Inc.+ .........       21,264,144

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

    592,897    Chris-Craft Industries Inc., Cl. B+ (a)  $   37,500,735
     16,666    Corus Entertainment Inc., Cl. B+ .....          391,621
     33,000    Gray Communications Systems Inc. .....          587,070
      7,000    Gray Communications Systems Inc.,
                 Cl. B ..............................          113,400
    138,000    Grupo Televisa SA, GDR+ ..............        4,610,580
    200,000    Liberty Corp. ........................        6,798,000
      4,000    Nippon Broadcasting System Inc. ......          136,296
     50,375    NRJ Groupe+ ..........................          935,196
    120,700    Paxson Communications Corp., Cl. A+ ..        1,176,825
     17,700    RTL Group (New York) .................        1,001,432
    100,000    Television Broadcasting Ltd. .........          546,226
    245,009    United Television Inc. ...............       27,869,774
                                                        --------------
                                                           103,533,799
                                                        --------------
               ENTERTAINMENT -- 7.3%
    380,000    AOL Time Warner Inc.+ ................       15,257,000
    160,000    Canal Plus, ADR+ .....................          109,200
    150,000    Disney (Walt) Co. ....................        4,290,000
    100,000    EMI Group plc, ADR ...................        1,281,670
     25,000    Fox Entertainment Group Inc. .........          490,000
     50,000    GC Companies Inc.+ ...................          111,500
     18,432    Gemstar-TV Guide International Inc.+ .          529,920
    150,940    Granada Compass plc+ .................          371,782
     24,000    Liberty Livewire Corp., Cl. A+ .......           83,625
  1,550,000    Liberty Media Group, Cl. A+ ..........       21,700,000
    145,000    Publishing & Broadcasting Ltd. .......          690,292
     10,000    Six Flags Inc. .......................          193,500
    575,000    USA Networks Inc.+ ...................       13,764,063
    900,000    Viacom Inc., Cl. A+ ..................       40,050,000
                                                        --------------
                                                            98,922,552
                                                        --------------
               CONSUMER PRODUCTS -- 6.4%
     70,000    Altadis SA ...........................          866,352
    515,000    Carter-Wallace Inc. ..................       12,828,650
     43,000    Christian Dior SA ....................        1,528,139
     45,000    Church & Dwight Co. Inc. .............          977,850
      1,100    Compagnie Financiere
                 Richemont AG, Cl. A ................        2,484,936
     35,000    Department 56 Inc.+ ..................          311,500
    285,601    Energizer Holdings Inc.+ .............        7,140,025
     90,000    Fortune Brands Inc. ..................        3,096,000
    250,000    Gallaher Group plc, ADR ..............        6,037,500
    250,000    Gillette Co. .........................        7,792,500
    100,000    Harley Davidson Inc. .................        3,795,000
     15,000    Matsushita Electric Industrial Co. ...
                 Ltd., ADR ..........................          276,750
     65,000    Mattel Inc. ..........................        1,153,100
     25,000    Maytag Corp. .........................          806,250
     42,000    National Presto Industries Inc. ......        1,257,900
     10,500    Nintendo Co. Ltd. ....................        1,718,501

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS  (CONTINUED)
               CONSUMER PRODUCTS  (CONTINUED)
     20,000    Philip Morris Companies Inc. .........   $      949,000
    110,000    Procter & Gamble Co. .................        6,886,000
    800,000    Ralston Purina Group .................       24,920,000
     20,000    Shimano Inc. .........................          306,586
      1,500    Swatch Group AG ......................        1,568,692
     10,425    Syratech Corp.+ ......................           71,672
                                                        --------------
                                                            86,772,903
                                                        --------------
               FINANCIAL SERVICES -- 6.4%
     26,000    Aegon NV .............................          766,775
      4,100    Allianz AG ...........................        1,197,908
    100,000    Allstate Corp. .......................        4,194,000
    185,000    American Express Co. .................        7,640,500
     30,000    Argonaut Group Inc. ..................          476,250
    175,000    Banca Intesa SpA .....................          671,423
     90,000    Banco Santander Central Hispano
                 SA, ADR ............................          816,300
     84,000    Bank of Ireland, Dublin ..............          698,775
     15,000    Bank of Ireland, London ..............          125,709
     56,000    Bank of Scotland .....................          557,310
    105,000    Bank One Corp. .......................        3,798,900
    282,000    Bankgesellschaft Berlin AG ...........        2,418,183
        260    Berkshire Hathaway Inc., Cl. A+ ......       17,017,000
     25,000    Block (H&R) Inc. .....................        1,251,500
     50,000    Commerzbank AG, ADR ..................        1,396,770
    150,000    Deutsche Bank AG, ADR ................       11,470,320
     15,000    Dun and Bradstreet Corp.+ ............          353,400
    125,000    First Union Corp. ....................        4,125,000
     25,000    Hibernia Corp., Cl. A ................          349,250
     20,000    Invik & Co. AB, Cl. B ................        1,182,271
    100,000    Irish Life & Permanent plc, Dublin ...        1,096,200
     64,000    Leucadia National Corp. ..............        2,058,880
     60,000    Mellon Financial Corp. ...............        2,431,200
    110,000    Midland Co. ..........................        3,492,500
     30,000    Moody's Corp. ........................          826,800
     48,100    Morgan (J.P.) Chase & Co. ............        2,159,690
    116,500    Nikko Securities Co. Ltd. ............          818,094
     50,000    Prudential plc .......................          534,918
     50,000    RAS SpA ..............................          614,403
     60,000    Riggs National Corp. .................          952,500
     40,000    State Street Corp. ...................        3,736,000
     30,000    Stilwell Financial Inc.+ .............          804,600
     20,000    SunTrust Banks Inc. ..................        1,296,000
        510    Swiss Re .............................        1,031,252
     38,000    T. Rowe Price Group Inc. .............        1,189,875
     50,000    Unitrin Inc. .........................        1,818,750
     30,000    Waddell & Reed Financial Inc., Cl. A .          850,500
                                                        --------------
                                                            86,219,706
                                                        --------------

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               EQUIPMENT AND SUPPLIES -- 6.2%
    100,000    AMETEK Inc. ..........................   $    2,760,000
    125,000    Amphenol Corp., Cl. A+ ...............        3,937,500
     10,000    Caterpillar Inc. .....................          443,800
     95,000    CIRCOR International Inc.+ ...........        1,406,000
    107,000    CLARCOR Inc. .........................        2,471,700
    320,000    Deere & Co. ..........................       11,628,800
    255,000    Donaldson Co. Inc. ...................        6,805,950
    130,000    Flowserve Corp.+ .....................        2,917,200
      6,500    Franklin Electric Co. ................          465,563
    110,000    Gerber Scientific Inc. ...............          733,700
    298,000    IDEX Corp. ...........................        8,636,040
     20,000    Ingersoll-Rand Co. ...................          794,200
    100,000    Litton Industries Inc.+ ..............        8,033,000
     60,000    Lufkin Industries Inc. ...............        1,196,250
      1,000    Manitowoc Co. Inc. ...................           24,800
    430,000    Navistar International Corp.+ ........        9,804,000
     20,000    PACCAR Inc. ..........................          896,250
     84,500    Sequa Corp., Cl. A+ ..................        3,295,500
     75,000    Sequa Corp., Cl. B+ ..................        4,162,500
    170,000    SPS Technologies Inc.+ ...............        7,660,200
     10,000    Sybron Dental Specialties Inc.+ ......          210,000
     35,000    THK Co. Ltd. .........................          795,990
     70,000    UCAR International Inc.+ .............          812,000
    250,000    Watts Industries Inc., Cl. A .........        4,175,000
    100,000    Weir Group plc .......................          357,560
                                                        --------------
                                                            84,423,503
                                                        --------------
               FOOD AND BEVERAGE -- 4.9%
     10,108    Advantica Restaurant Group Inc.+ .....            9,160
      1,000    Cadbury Schweppes plc, ADR ...........           26,200
     15,000    Coca-Cola Co. ........................          677,400
     50,000    Coca-Cola Enterprises Inc. ...........          889,000
    150,940    Compass Group plc+ ...................        1,077,256
     90,000    Corn Products International Inc. .....        2,309,400
    120,000    Diageo plc, ADR ......................        4,854,000
    135,000    General Mills Inc. ...................        5,806,350
     20,000    Hain Celestial Group Inc.+ ...........          580,000
     22,000    Heinz (H.J.) Co. .....................          884,400
     25,000    Interbrew SA+ ........................          640,703
    270,000    Kellogg Co. ..........................        7,298,100
     60,500    LVMH Moet Hennessy Louis
                 Vuitton, ADR .......................          608,781
    650,000    Parmalat Finanziaria SpA .............          919,394
    491,595    PepsiAmericas Inc. ...................        7,668,882
    280,000    PepsiCo Inc. .........................       12,306,000
     70,000    Quaker Oats Co. ......................        6,860,000
     60,000    Ralcorp Holdings Inc.+ ...............        1,074,000
    100,831    Tootsie Roll Industries Inc. .........        4,653,342
    152,000    Wrigley (Wm.) Jr. Co. ................        7,334,000
                                                        --------------
                                                            66,476,368
                                                        --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS  (CONTINUED)
               WIRELESS COMMUNICATIONS -- 4.9%
     45,000    America Movil, SA de CV,
                 Cl. L, ADR+ ........................   $      659,250
     60,000    AT&T Wireless Group+ .................        1,150,800
     12,500    Leap Wireless International Inc.+ ....          350,781
    100,000    Nextel Communications Inc., Cl. A+ ...        1,437,500
      5,038    Powertel Inc.+ .......................          277,063
     73,000    Rogers Wireless Communications
                 Inc., Cl. B+ .......................          956,300
    220,000    Sprint Corp. (PCS Group)+ ............        4,180,000
     16,700    Tele Celular Sul Participacoes SA, ADR          297,260
     55,666    Tele Centro Oeste Celular Participacoes
                 SA, ADR ............................          450,338
      3,340    Tele Leste Celular Participacoes
                 SA, ADR ............................          121,576
      8,350    Tele Nordeste Celular Participacoes
                 SA, ADR ............................          224,615
      3,340    Tele Norte Celular Participacoes
                 SA, ADR ............................           93,520
  1,200,000    Telecom Italia Mobile SpA ............        8,104,811
      8,350    Telemig Celular Participacoes SA, ADR           334,418
    450,000    Telephone & Data Systems Inc. ........       42,075,000
     66,800    Telesp Celular Participacoes SA, ADR .          989,308
    553,888    Vodafone Group plc ...................        1,519,813
    100,000    Vodafone Group plc, ADR ..............        2,715,000
      4,992    VoiceStream Wireless Corp.+ ..........          461,151
                                                        --------------
                                                            66,398,504
                                                        --------------
               PUBLISHING -- 4.8%
     11,000    Dow Jones & Co. Inc. .................          575,850
    150,000    Harcourt General Inc. ................        8,350,500
    646,000    Independent News & Media plc,
                 Dublin .............................        1,456,267
     97,000    McGraw-Hill Companies Inc. ...........        5,786,050
    400,000    Media General Inc., Cl. A ............       18,440,000
    125,000    Meredith Corp. .......................        4,363,750
    115,000    New York Times Co., Cl. A ............        4,711,550
    145,000    News Corp. Ltd. ......................        1,099,511
      5,000    News Corp. Ltd., ADR .................          157,000
     57,727    Pearson plc ..........................        1,009,474
    400,000    Penton Media Inc. ....................        5,820,000
     50,000    PRIMEDIA Inc.+ .......................          315,000
     27,000    Pulitzer Inc. ........................        1,495,800
    160,000    Reader's Digest Association Inc., Cl .B       3,840,000
     91,842    Seat-Pagine Gialle SpA ...............          110,339
    400,000    South China Morning Post Holdings ....          287,217
     75,000    Thomas Nelson Inc. ...................          485,250
    160,000    Tribune Co. ..........................        6,518,400
                                                        --------------
                                                            64,821,958
                                                        --------------

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               CABLE -- 3.3%
    420,000    Cablevision Systems Corp., Cl. A+ ....   $   35,011,200
     40,000    Comcast Corp., Cl. A .................        1,647,500
     90,000    Comcast Corp., Cl. A, Special ........        3,774,375
     42,625    NTL Inc.+ ............................        1,072,019
     20,000    Shaw Communications Inc., Cl. B ......          385,497
     80,000    Shaw Communications Inc., Cl. B,
                 Non-Voting+ ........................        1,584,000
    130,000    UnitedGlobalCom Inc., Cl. A+ .........        1,706,250
                                                        --------------
                                                            45,180,841
                                                        --------------
               ENERGY AND UTILITIES -- 3.2%
     73,400    AGL Resources Inc. ...................        1,608,194
     34,000    Apache Corp. .........................        1,958,740
    120,000    BP Amoco plc .........................          992,922
    248,800    BP Amoco plc, ADR ....................       12,345,456
    130,000    Burlington Resources Inc. ............        5,817,500
    155,000    Conoco Inc., Cl. A ...................        4,355,500
    400,000    El Paso Electric Co.+ ................        5,840,000
     20,000    Energy East Corp. ....................          347,000
     55,000    Halliburton Co. ......................        2,021,250
     30,000    MCN Energy Group Inc. ................          774,000
    210,000    Niagara Mohawk Holdings Inc.+ ........        3,549,000
    100,000    NiSource Inc.+ .......................          276,000
     65,000    Northeast Utilities ..................        1,129,700
     75,000    Pennzoil-Quaker State Co.+ ...........        1,050,000
    100,000    Progress Energy Inc. .................           44,500
      3,000    SJW Corp. ............................          239,250
     14,000    Southwest Gas Corp. ..................          291,900
      4,907    Total Fina Elf SA ....................          665,875
      5,000    UtiliCorp United Inc. ................          161,800
                                                        --------------
                                                            43,468,587
                                                        --------------
               DIVERSIFIED INDUSTRIAL -- 2.5%
    195,000    Ampco-Pittsburgh Corp. ...............        2,291,250
     50,000    Cooper Industries Inc. ...............        1,672,500
    270,000    Crane Co. ............................        7,033,500
    102,000    GATX Corp. ...........................        4,330,920
    150,000    GenTek Inc. ..........................        1,950,000
    142,500    ITT Industries Inc.+ .................        5,521,875
    390,000    Lamson & Sessions Co.+ ...............        2,854,800
    125,000    National Service Industries Inc. .....        2,931,250
     78,715    Park-Ohio Holdings Corp.+ ............          364,057
     12,420    Smith Industries plc .................          136,317
      3,000    Sulzer AG ............................        1,941,528
     82,000    Swire Pacific Ltd., Cl. A ............          507,836
     75,000    Thomas Industries Inc. ...............        1,552,500
     50,000    Trinity Industries Inc. ..............          975,000
                                                        --------------
                                                            34,063,333
                                                        --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS  (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.4%
     20,000    ArvinMeritor Inc. ....................   $      274,600
     25,802    Borg-Warner Automotive Inc. ..........        1,033,886
     34,161    Dana Corp. ...........................          586,886
     70,000    Delphi Automotive Systems Corp.+ .....          991,900
    260,000    GenCorp Inc. .........................        2,761,200
    195,000    Genuine Parts Co. ....................        5,052,450
    117,000    Johnson Controls Inc. ................        7,307,820
     90,000    Midas Inc. ...........................        1,179,000
    330,000    Modine Manufacturing Co. .............        8,497,500
     80,000    Scheib (Earl) Inc.+ ..................          200,000
    163,000    Standard Motor Products Inc. .........        1,727,800
     70,000    Superior Industries International Inc.        2,419,900
    105,000    TransPro Inc. ........................          278,250
                                                        --------------
                                                            32,311,192
                                                        --------------
               HEALTH CARE -- 2.0%
     40,000    American Home Products Corp. .........        2,350,000
     60,000    Amgen Inc.+ ..........................        3,611,250
     34,000    Apogent Technologies Inc.+ ...........          688,160
     10,000    AstraZeneca plc, London ..............          477,695
     35,146    AstraZeneca plc, Stockholm ...........        1,672,302
     10,000    Aventis SA ...........................          777,065
     26,000    Biogen Inc.+ .........................        1,646,125
     75,036    GlaxoSmithKline plc+ .................        1,963,968
      4,000    GlaxoSmithKline plc, ADR .............          209,200
     56,011    Invitrogen Corp.+ ....................        3,072,203
      1,150    Novartis AG ..........................        1,804,995
    108,000    Novartis AG, Registered ..............        4,247,640
     45,000    Pfizer Inc. ..........................        1,842,750
        140    Roche Holding AG .....................        1,013,928
     20,000    Sanofi-Synthelabo SA .................        1,117,417
     18,000    Takeda Chemical Industries Ltd. ......          869,006
                                                        --------------
                                                            27,363,704
                                                        --------------
               PAPER AND FOREST PRODUCTS -- 1.9%
    260,000    Greif Bros. Corp., Cl. A .............        7,312,500
      3,400    Greif Bros. Corp., Cl. B .............           91,481
    180,000    Pactiv Corp.+ ........................        2,179,800
      5,000    Sealed Air Corp.+ ....................          166,650
    253,000    St. Joe Co. ..........................        5,770,930
    102,000    Westvaco Corp. .......................        2,471,460
    180,000    Willamette Industries Inc. ...........        8,280,000
                                                        --------------
                                                            26,272,821
                                                        --------------
               HOTELS AND GAMING -- 1.7%
    120,000    Aztar Corp.+ .........................        1,273,200
     90,000    Boca Resorts Inc., Cl. A+ ............        1,044,000
    234,500    Gaylord Entertainment Co. ............        6,237,700
      5,000    GTECH Holdings Corp.+ ................          136,250

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

  1,045,000    Hilton Group plc .....................   $    3,030,801
    550,000    Hilton Hotels Corp. ..................        5,747,500
     20,000    MGM Mirage Inc.+ .....................          502,000
    430,000    Park Place Entertainment Corp.+ ......        4,407,500
                                                        --------------
                                                            22,378,951
                                                        --------------
               BUSINESS SERVICES -- 1.6%
     60,000    ANC Rental Corp.+ ....................          180,000
    200,000    Cendant Corp.+ .......................        2,918,000
      1,000    CheckFree Corp.+ .....................           29,437
    100,000    Landauer Inc. ........................        2,089,000
     58,500    Nashua Corp.+ ........................          257,400
     10,833    Reuters Holdings plc, ADR ............          809,767
     13,000    Secom Co. Ltd. .......................          736,540
    250,000    Securicor Group plc ..................          548,247
      1,000    Sodexho Marriott Services Inc. .......           29,050
      3,500    SYNAVANT Inc.+ .......................           15,750
     30,900    Vivendi Universal SA .................        1,880,748
    205,000    Vivendi Universal SA, ADR ............       12,433,250
                                                        --------------
                                                            21,927,189
                                                        --------------
               RETAIL -- 1.4%
    155,000    Albertson's Inc. .....................        4,932,100
    286,000    AutoNation Inc.+ .....................        2,574,000
     14,000    Coldwater Creek Inc.+ ................          314,160
     45,000    Delhaize America Inc., Cl. A .........          920,250
    100,000    Lillian Vernon Corp. .................          730,000
    320,000    Neiman Marcus Group Inc., Cl. B+ .....        9,664,000
                                                        --------------
                                                            19,134,510
                                                        --------------
               SPECIALTY CHEMICALS -- 1.2%
      5,400    Ciba Specialty Chemicals, ADR+ (b) ...          159,560
     10,000    du Pont de Nemours (E.I.) & Co. ......          407,000
    315,000    Ferro Corp. ..........................        6,403,950
     12,000    Fuller (H.B.) Co. ....................          505,500
    130,000    General Chemical Group Inc. ..........          104,000
     70,000    Hercules Inc.+ .......................          909,300
    210,000    Omnova Solutions Inc. ................        1,394,400
    200,000    Rohm & Haas Co. ......................        6,162,000
     11,697    Syngenta AG, ADR+ ....................          121,649
                                                        --------------
                                                            16,167,359
                                                        --------------
               AGRICULTURE -- 1.0%
  1,000,000    Archer-Daniels-Midland Co. ...........       13,150,000
      5,000    Delta & Pine Land Co. ................          120,500
                                                        --------------
                                                            13,270,500
                                                        --------------
               REAL ESTATE -- 0.9%
    450,000    Catellus Development Corp.+ ..........        7,087,500
     75,000    Cheung Kong (Holdings) Ltd. ..........          786,162
     44,000    Florida East Coast Industries Inc.,
                 Cl. A ..............................        1,478,400

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS  (CONTINUED)
               REAL ESTATE (CONTINUED)
     58,451    Florida East Coast Industries Inc.,
                 Cl. B ..............................   $    1,791,523
     55,000    Griffin Land & Nurseries Inc.+ .......        1,017,500
      4,753    HomeFed Corp.+ .......................            4,099
                                                        --------------
                                                            12,165,184
                                                        --------------
               ELECTRONICS -- 0.8%
     38,000    Fujitsu Ltd. .........................          506,401
      3,000    Hitachi Ltd., ADR ....................          261,750
      9,000    Molex Inc., Cl. A ....................          250,313
      1,500    NEC Corp., ADR .......................          119,063
     26,640    Philips Electronics NV ...............          732,425
     38,800    Philips Electronics NV, ADR ..........        1,035,960
      5,100    Rohm Co. Ltd. ........................          854,642
     11,000    Sony Corp. ...........................          781,228
     34,000    Sony Corp., ADR ......................        2,456,500
     72,000    Stanley Electric Co. Ltd. ............          545,822
    200,000    Thomas & Betts Corp. .................        3,472,000
                                                        --------------
                                                            11,016,104
                                                        --------------
               AEROSPACE -- 0.8%
    125,000    BAE Systems plc ......................          558,021
    100,000    Lockheed Martin Corp. ................        3,565,000
     75,000    Northrop Grumman Corp. ...............        6,525,000
                                                        --------------
                                                            10,648,021
                                                        --------------
               CONSUMER SERVICES -- 0.7%
     40,000    Loewen Group Inc. ....................            3,200
    510,000    Rollins Inc. .........................        9,843,000
                                                        --------------
                                                             9,846,200
                                                        --------------
               ENVIRONMENTAL SERVICES -- 0.7%
     60,000    Republic Services Inc.+ ..............        1,125,000
    350,000    Waste Management Inc. ................        8,645,000
                                                        --------------
                                                             9,770,000
                                                        --------------
               COMMUNICATIONS EQUIPMENT -- 0.6%
     68,000    Acterna Corp.+ .......................          408,000
    290,000    Allen Telecom Inc.+ ..................        3,741,000
     30,000    Corning Inc. .........................          620,700
     70,000    Lucent Technologies Inc. .............          697,900
     50,000    Motorola Inc. ........................          713,000
     27,000    Nokia Corp., Cl. A, ADR ..............          648,000
     44,000    Scientific-Atlanta Inc. ..............        1,829,960
                                                        --------------
                                                             8,658,560
                                                        --------------

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               AUTOMOTIVE -- 0.6%
     10,000    Ford Motor Co. .......................   $      281,200
    157,942    General Motors Corp. .................        8,189,293
                                                        --------------
                                                             8,470,493
                                                        --------------
               AVIATION: PARTS AND SERVICES -- 0.5%
     98,000    Curtiss-Wright Corp. .................        4,728,500
    110,000    Fairchild Corp., Cl. A+ ..............          541,200
     44,000    Precision Castparts Corp. ............        1,454,200
                                                        --------------
                                                             6,723,900
                                                        --------------
               BUILDING AND CONSTRUCTION -- 0.5%
    112,500    CRH plc ..............................        1,730,494
     32,222    Huttig Building Products Inc.+ .......          134,366
     15,000    Martin Marietta Materials Inc. .......          640,500
    144,000    Nortek Inc.+ .........................        3,938,400
      5,000    Nortek Inc., Special Common+ (a) .....          136,750
                                                        --------------
                                                             6,580,510
                                                        --------------
               SATELLITE -- 0.3%
    180,323    General Motors Corp., Cl. H+ .........        3,516,299
    340,000    Liberty Satellite &
                 Technology Inc., Cl. A+ ............          573,750
    160,000    Loral Space & Communications Ltd+ ....          350,400
                                                        --------------
                                                             4,440,449
                                                        --------------
               TRANSPORTATION -- 0.3%
     72,000    AMR Corp.+ ...........................        2,528,640
      7,500    Kansas City Southern Industries Inc. .          106,500
     31,273    MIF Ltd.+ ............................          394,826
     30,000    Ryder System Inc. ....................          539,700
                                                        --------------
                                                             3,569,666
                                                        --------------
               CLOSED END FUNDS -- 0.2%
     59,000    Central European Equity Fund Inc. ....          664,340
     70,000    Dresdner RCM Europe Fund Inc. ........          640,500
     18,592    France Growth Fund Inc. ..............          163,981
     40,250    Italy Fund Inc. ......................          382,375
     68,000    New Germany Fund Inc. ................          492,320
     45,942    Royce Value Trust Inc. ...............          645,485
                                                        --------------
                                                             2,989,001
                                                        --------------
               METALS AND MINING -- 0.2%
     72,500    Harmony Gold Mining Co. Ltd. .........          349,386
     12,500    Harmony Gold Mining Co. Ltd., ADR ....           60,156
    105,000    Newmont Mining Corp. .................        1,692,600
     50,000    Placer Dome Inc. .....................          432,500
                                                        --------------
                                                             2,534,642
                                                        --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                            MARKET
    SHARES                                                  VALUE
    ------                                                  -----

               COMMON STOCKS  (CONTINUED)
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
     20,000    Capcom Co. Ltd. ......................   $      571,357
     15,000    Computer Associates International Inc.          408,000
     10,000    EMC Corp.+ ...........................          294,000
    150,000    Genuity Inc.+ ........................          323,438
      2,500    Obic Co. Ltd. ........................          461,834
     35,000    Tyler Technologies Inc. ..............           66,500
                                                        --------------
                                                             2,125,129
                                                        --------------
               COMPUTER HARDWARE -- 0.1%
     44,000    Hewlett-Packard Co. ..................        1,375,880
     15,000    Xerox Corp. ..........................           89,850
                                                        --------------
                                                             1,465,730
                                                        --------------
               EDUCATIONAL SERVICES -- 0.0%
     10,000    Benesse Corp. ........................          363,083
                                                        --------------
               TOTAL COMMON STOCKS ..................    1,166,884,472
                                                        --------------

               PREFERRED STOCKS -- 0.1%
               TELECOMMUNICATIONS -- 0.1%
      15,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. .....................          820,275
                                                        --------------
               BROADCASTING -- 0.0%
      40,000   ProSieben Sat.1 Media AG, Pfd. .......          707,226
                                                        --------------
               PUBLISHING -- 0.0%
      10,000   News Corp. Ltd., Pfd., ADR ...........          267,000
                                                        --------------
               WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547   Telesp Celular Participacoes SA, Pfd.+           63,017
                                                        --------------
               TOTAL PREFERRED STOCKS ...............        1,857,518
                                                        --------------


   PRINCIPAL
    AMOUNT
   ---------

               CORPORATE BONDS -- 0.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  $1,500,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ....................          885,000
                                                        --------------
               AVIATION: PARTS AND SERVICES -- 0.0%
   1,000,000   Kaman Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12 ....................          861,250
                                                        --------------
               PUBLISHING -- 0.0%
     200,000   News America Holdings Inc.,
                 Sub. Deb. Cv.
                 Zero Coupon, 03/31/02 ..............          275,500
                                                        --------------
               HOTELS AND GAMING -- 0.0%
$    230,000   Hilton Hotels Corp., Sub. Deb. Cv.
                 5.00%, 05/15/06 ....................   $      198,663
                                                        --------------
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12+ ...................              313
                                                        --------------
               TOTAL CORPORATE BONDS ................        2,220,726
                                                        --------------
   SHARES
   ------

               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
      62,463   Advantica Restaurant Group Inc.,
                 expire 01/07/05+ ...................            1,249
                                                        --------------

               RIGHTS -- 0.0%
               WIRELESS COMMUNICATIONS -- 0.0%
      73,000   Rogers Wireless Communications Inc.+ .            2,190
                                                        --------------

  PRINCIPAL
   AMOUNT
  ---------

               U.S. GOVERNMENT OBLIGATIONS -- 10.7%
$145,300,000   U.S. Treasury Bills,
                 4.75% to 5.47%++,
                 due 04/05/01 to 05/24/01 (c) .......      144,759,795
                                                        --------------

               REPURCHASE AGREEMENT -- 3.3%
  44,742,000   Agreement with State Street Bank &
                 Trust Co., 5.27%, dated 03/30/01,
                 due 04/02/01, proceeds at maturity
                 $44,761,649 (d) ....................       44,742,000
                                                        --------------

  TOTAL INVESTMENTS -- 100.2%
    (Cost $939,695,346) .............................    1,360,467,950

  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF CUMULATIVE
    PREFERRED STOCK -- (10.1)% ......................     (137,585,491)
                                                        --------------

  NET ASSETS -- COMMON STOCK -- 90.1%
    (126,803,143 common shares outstanding) .........    1,222,882,459
                                                        --------------

  NET ASSETS -- PREFERRED STOCK -- 9.9%
    (5,368,900 preferred shares outstanding) ........      134,222,500
                                                        --------------

  TOTAL NET ASSETS -- 100.0% ........................   $1,357,104,959
                                                        ==============

  NET ASSET VALUE PER COMMON SHARE
    ($1,222,882,459 / 126,803,143 shares outstanding)            $9.64
                                                                 =====

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

  PRINCIPAL                            SETTLEMENT          UNREALIZED
   AMOUNT                                 DATE            APPRECIATION
  ---------                            ----------         ------------
  FORWARD FOREIGN EXCHANGE CONTRACTS
  $6,627,723 (e) Deliver Hong Kong Dollars
                   in exchange for
                   USD 851,441 .........08/03/01          $      4,586
                                                          ============

NUMBER OF
CONTRACTS
---------

FUTURES CONTRACTS -- SHORT POSITION
         200     S&P 500 Index Futures
                   06/14/01 .........................     $    795,445
                                                          ============
  --------------------
        For Federal tax purposes:
          Aggregate cost ............................     $939,695,346
                                                          ============
          Gross unrealized appreciation .............     $463,628,115
          Gross unrealized depreciation .............      (42,855,511)
                                                          ------------
          Net unrealized appreciation ...............     $420,772,604
                                                          ============

--------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of Rule 144A securities amounted to $159,560 or 0.0% of total net assets.
(c) At March 31, 2001, $6,500,000 of the principal amount was pledged as collateral for futures contracts.
(d) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $45,643,487.
(e)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt BDR - Brazilian Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt


                                    % OF MARKET     MARKET
                                        VALUE        VALUE
                                    -----------  --------------

  GEOGRAPHIC DIVERSIFICATION
       United States ................   85.3%    $1,161,123,720
       Europe .......................   11.0        149,577,895
       Asia/Pacific Rim .............    1.5         20,095,184
       Latin America ................    1.1         15,584,021
       Canada .......................    1.0         13,253,588
       South Africa .................    0.1            833,542
                                       -----     --------------
       Total Investments ............  100.0%    $1,360,467,950
                                       =====     ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?


     The Gabelli Equity Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY



INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                           COMMON       7.25% PREFERRED
                           ------       ---------------
NYSE-Symbol:                 GAB             GAB Pr
Shares Outstanding:      126,803,143        5,368,900

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            FIRST QUARTER REPORT
                                                            MARCH 31, 2001

                                                                     GBFCM 03/01